EXHIBIT 32.1

SECTION 906 CERTIFICATION OF

 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

 OF FIRST AMERICAN GROUP INC.

In connection with the accompanying Annual Report on Form 10-K of First American Group Inc. for the year ended September 30, 2014, the undersigned, Mazen Kouta, President of First American Group Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Annual Report on Form 10-K for the year ended September 30, 2014 fairly presents, in all material respects, the financial condition and results of operations of First American Group Inc.

Date: December 23, 2014	By:	/s/ Mazen Kouta
Mazen Kouta
President (principal executive officer, principal accounting officer, and principal financial officer)